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                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D. C.



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report:  September 20, 1995



                          MORRISON KNUDSEN CORPORATION


                          Commission File Number 1-8889



                             A Delaware corporation

                   IRS Employer Identification No. 82-0393735



                   MORRISON KNUDSEN PLAZA, PLAZA, IDAHO 83729

                                  208/386-5000


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                          MORRISON KNUDSEN CORPORATION
                          COMMISSION FILE NUMBER 1-8889


ITEM 5.  OTHER MATERIAL IMPORTANT EVENTS.

On September 20, 1995, the registrant announced that it has settled all outstanding securities class actions and all but one associated derivative action, the terms of which are subject to court approval. See the press release which is filed as Exhibit 99.1, and the Memoranda of Understanding and the Separation Agreement which are filed as Exhibit 10.1 through 10.7, inclusive, all of which are incorporated herein by this reference.

                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   MORRISON KNUDSEN CORPORATION


                                          /s/ Stephen G. Hanks
September 29, 1995                 By: ____________________________________
                                        Stephen G. Hanks
                                        Executive Vice President and
                                        Chief Legal Officer







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                                  EXHIBIT INDEX

THE FOLLOWING EXHIBITS ARE FILED HEREWITH:

EXHIBIT
NUMBER             EXHIBIT
------             -------

10.1 The registrant's Securities Litigation Memorandum of Understanding between Plaintiffs and the registrant.

10.2 The registrant's Securities Litigation Memorandum of Understanding benween Plaintiffs and the Individual Defendants.

10.3               The registrant's Derivative Litigation Memorandum of
                   Understanding.

10.4 The MK Rail Corporation Securities Litigation Memorandum of Understanding among Plaintiffs, the Underwriter Defendants, MK Rail Corporation and the registrant.

10.5 The MK Rail Corporation Securities Litigation Memorandum of Understanding benween Plaintiffs and the Individual Defendants.

10.6               The MK Rail Corporation Derivative Litigation Memorandum of
                   Understanding.

10.7 Separation Agreement dated September 20, 1995 between the registrant and William J. Agee.

99.1               The registrant's news release dated September 20, 1995.